UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 7, 2012

Quiksilver, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14229	33-0199426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15202 Graham Street, Huntington Beach, CA		92649
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:

(714) 889-2200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On June 7, 2012, Quiksilver, Inc. announced its financial results for the three and six months ended April 30, 2012. The press release is attached hereto as Exhibit 99.1.

In addition to Quiksilver’s GAAP financial information, the press release furnished with this report as Exhibit 99.1 reports pro forma loss and pro forma loss per share, which are considered non-GAAP financial measures, each excluding net after-tax asset impairments and restructuring charges and non-cash interest charges, as well as valuation allowances against tax assets. The press release also reports pro forma adjusted EBITDA. Quiksilver believes such non-GAAP information provides consistency and comparability with its past financial reports. In addition to those reasons set forth in the press release, Quiksilver has chosen to furnish this information because it believes it provides useful information to investors enabling them to perform additional analyses of past, present and future operating performance and as a supplemental means to evaluate Quiksilver’s operations. Such non-GAAP information should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from non-GAAP or other pro forma measures used by other companies.

The information in this Form 8-K and Exhibit shall not be deemed filed for purposes of Section 18 of Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Richard Shields, Quiksilver’s recently appointed Chief Financial Officer (and principal financial officer) was also appointed Quiksilver’s principal accounting officer on June 6, 2012. Brad Holman had previously served as the Company’s principal accounting officer.

Prior to joining Quiksilver on May 11, 2012, Mr. Shields, 55, served as Chief Financial Officer of Oakley, Inc., a global designer, manufacturer and distributor of performance eyewear, as well as apparel, footwear and accessories, since 2005. Between that, Mr. Shields served as the Chief Financial Officer of Southwest Water Company from 2002-2005, Day Software from 2001-2002, Winfire from 1999-2001, Frames N Lens Optical from 1996-1999, and in various financial capacities with AST Research and Taco Bell Corporation between 1985-1996. Mr. Shields was with Price Waterhouse from 1982-1985. He received a B.A. from Eastern Washington University and an MBA from the University of Notre Dame.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being furnished herewith:

Exhibit No.	Exhibit Title or Description

99.1	Press Release dated June 7, 2012, issued by Quiksilver, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 7, 2012	Quiksilver, Inc.
(Registrant)

	By:	/s/ Richard Shields
Richard Shields
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Exhibit Title or Description

99.1	Press Release, dated June 7, 2012, issued by Quiksilver, Inc.

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